UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 6, 2015

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KIPS BAY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35080	20-8947689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3405 Annapolis Lane North, Suite 200 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 235-3540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2015, Kips Bay Medical, Inc. (the “Company”) issued a press release providing a business update and announcing its financial results for its second quarter ended June 27, 2015. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this current report on Form 8-K as if fully set forth herein.

The Company is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.		Financial Statements and Exhibits

	(d)	Exhibits:

		Exhibit No.	Description
		99.1	Press release providing a business update and announcing its financial results for its second quarter ended June 27, 2015 issued by Kips Bay Medical, Inc. on August 6, 2015 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015	KIPS BAY MEDICAL, INC.

	By:	/s/ Scott Kellen
Name: Scott Kellen
Title: Chief Operating Officer and Chief Financial Officer